EXHIBIT 18


                                  PROXY
                    ANCHOR RESOURCE AND COMMODITY TRUST
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
               Special Meeting of Stockholders - August 4, 1999

 The undersigned hereby appoints David W. C. Putnam, Christopher Y. Williams, and Peter K. Blume, and each of them, the proxies of the undersigned, with power of substitution to each of them to vote all shares of Anchor Resource and Commodity Trust which the undersigned is entitled to vote at the Special Meeting of Stockholders of Anchor Resource and Commodity Trust to be held on
      August4,  1999  at 2  p.m.,  at 579  Pleasant  Street,  Suite  4,  Paxton,
            Massachusetts 01612, and at any adjournments thereof.

THE NAMED PROXIES WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN ACCORDANCE WITH THE CHOICE MADE ON THIS PROXY BY THE SHAREHOLDER.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES AND/OR ON THE LINE PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR THE PROPOSAL.

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Proposal to Approve OR Disapprove          FOR [__] AGAINST [__] ABSTAIN [__]
a Proposal To Eliminate a Fundamental
Restriction on the Trust's Investments
in Commodities or Commodity Contracts


In their discretion on any other business FOR [__] AGAINST [__] ABSTAIN [__] which may properly come before the meeting or any adjournments thereof.


                                          Please  sign  EXACTLY  as your name or
                                          names appear at left.  When signing as
                                          attorney,   executor,   administrator,
                                          trustee or guardian,  please give your
                                          full title as such.


                                          ------------------------------------
                                                 (Signature of Stockholder)


                                          ------------------------------------
                                            (Signature of joint owner, if any)

                                          Date _________________________, 1999



                    PLEASE SIGN AND RETURN PROMPLY IN ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED